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                                                                   EXHIBIT 10.88

                               FIRST AMENDMENT TO
                           COMPANY SECURITY AGREEMENT


          THIS FIRST AMENDMENT TO COMPANY SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of this 29th day of July, 1997, by and between SAHARA LAS VEGAS CORP., a Nevada corporation ("GRANTOR"), and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("SUNAMERICA"), as Collateral agent on behalf of itself and each of the Holders ("SECURED PARTY").


                                R E C I T A L S
                                - - - - - - - -

          A. Pursuant to that certain Note Purchase Agreement dated as of January 16, 1996, by and among Santa Fe Gaming Corporation (formally Sahara Gaming Corporation) ("SGC"), Grantor and SunAmerica (the "NOTE PURCHASE AGREEMENT"), Company issued and sold to SunAmerica certain 12% Notes Due December 15, 1999 in a principal amount up to $20,000,000 (the "ORIGINAL NOTES"), which Original Notes were secured by, among other things, that certain Security Agreement dated as of January 16, 1996 between Grantor and Collateral Agent (the "Company Security Agreement").

          B. Pursuant to that certain Amended and Restated Note Purchase Agreement of even date herewith, by and among SGC, Company, Collateral Agent, Anchor National Life Insurance Company, an Arizona corporation, and CalFarm Life Insurance Company, a California corporation (the "AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), (i) Company agreed to issue and sell to the Holders, in addition to the Original Notes, certain Tranche A Notes in a principal amount up to $15,000,000 (the "TRANCHE A NOTES") and certain Tranche B Notes in a principal amount up to $5,000,000 (the "TRANCHE B NOTES"), and (ii) SGC and Company agreed that the Tranche A Notes and Tranche B Notes would be secured by, among other things, the Collateral pursuant to the Company Security Agreement.

          C. The parties hereby desire to amend the Company Security Agreement as necessary to account for the Tranche A Notes and Tranche B Notes and to conform the Company Security Agreement to the Amended and Restated Note Purchase Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby amend the Environmental Indemnity as follows:

          1. All references in the Company Security Agreement to the term "Note Purchase Agreement" shall be deemed to refer to the Amended and Restated Note Purchase Agreement.

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          2.   All references in the Company Security Agreement to the term
"Notes" shall be deemed to refer to the Original Notes, the Tranche A Notes and the Tranche B Notes, collectively.

          3. Section 13 of the Company Security Agreement is hereby amended and restated in its entirety as follows:

               "(a) So long as (i) no Event of Default shall have occurred and be continuing or (ii) Secured Party shall not have elected in its sole discretion to exercise voting and other consensual rights pertaining to Pledged SFHI Collateral pursuant to Section 13(c), Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged SFHI Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other
     Basic Documents; provided, however, that Grantor shall not exercise or
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     refrain from exercising any such right if Secured Party shall have notified
     Grantor that, in Secured Party's judgment, such action would have an adverse effect on the value of the Pledged SFHI Collateral or any part thereof; and provided, further, that Grantor shall give Secured Party at
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     least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

               (b) All principal, interest and other payments paid in cash or cash equivalents in respect of the Pledged SFHI Collateral shall be paid to Holders under and in accordance with the Collateral Account Agreement, the Additional Collateral Account Agreement and the Note Purchase Agreement. All principal, interest and other payments paid or payable other than in cash or cash equivalents in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged SFHI Collateral shall be, and shall forthwith be delivered to Secured Party to hold as Pledged SFHI Collateral. All principal, interest and other payments paid in respect of the Pledged SFHI Collateral shall, if received by Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Grantor and be forthwith delivered to Secured Party as Pledged SFHI Collateral in the same form as so received (with all necessary indorsements).

               (c) Upon the occurrence and during the continuation of an Event of Default or upon the election of the Secured Party in its sole discretion, upon written notice from Secured Party to Grantor, all rights of Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 13(a) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

               (d) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section

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     7(c) and to receive all payments and other distributions which it may be entitled to receive under Section 7(b), (i) Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged SFHI Collateral and to exercise all rights, powers, privileges and remedies to which a holder of the Pledged SFHI Collateral would be entitled (including, without limitation, giving or withholding written consents, calling special meetings and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged SFHI Collateral on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged SFHI Collateral or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

               (e) Upon the written request of Secured Party, Grantor shall transfer any Pledged SHFI Collateral or other Collateral held pursuant to the Collateral Account Agreement or the Additional Collateral Account Agreement to Secured Party or a bank or other institution designated by Secured Party."

          4. Except as expressly amended and modified hereby, the Company Security Agreement shall remain in full force and effect.

          5. The provisions of this Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto.

          6. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signatures and acknowledgments thereto, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed by other parties to this Amendment attached thereto.

          7. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Nevada, without regard to conflicts of laws principles.

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               IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first written above.


                              "GRANTOR"

                              SAHARA LAS VEGAS CORP.,
                              a Nevada corporation



                              By: /s/ Thomas K. Land
                                 -------------------------------
                              Its: Treasurer and Asst. Secretary
                                  ------------------------------


                              By: /s/ Paul W. Lowden
                                 -------------------------------
                              Its: President
                                  ------------------------------


                              "SECURED PARTY"

                              SUNAMERICA LIFE INSURANCE COMPANY,
                              an Arizona corporation


                              By: /s/ Steven P. Hanover
                                 -------------------------------
                              Its: Authorized Agent
                                  ------------------------------

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